UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 13, 2023

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37564	46-4116523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The board of directors (“Board”) of Boxlight Corporation, a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a ratio of 1-for-8 (the “Reverse Stock Split”). The Reverse Stock Split will become effective as of 5:01 p.m. eastern standard time on June 14, 2023, and the Class A Common Stock will open for trading on The Nasdaq Stock Exchange (“NASDQ”) on a reverse split-adjusted basis on June 15, 2023 under the existing trading symbol “BOXL” (the “Effective Date”). The Reverse Stock Split will be effectuated by the filing of a Certificate of Change with the Nevada Secretary of State (the “Certificate”), a copy of which Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Reason for the Reverse Stock Split.

The Company is effectuating the Reverse Stock Split in order to raise the per share bid price of the Company’s Class A Common Stock above $1.00 per share and bring the Company back into compliance with Nasdaq Listing Rule 5550(a)(2). The Company will have regained compliance once the Company’s Class A Common Stock trades at or above $1.00 for a minimum of 10 consecutive trading days, at which time Nasdaq will provide the Company with notice that it has regained compliance.

Effects of the Reverse Stock Split.

At the Effective Date, every eight (8) shares of the Class A Common Stock issued and outstanding or held as treasury stock will be automatically reclassified into one (1) new share of Class A Common Stock. The total number of shares of Class A Common Stock authorized for issuance will then be reduced by a corresponding proportion from 150,000,000 shares to 18,750,000 shares of Class A Common Stock. The par value per share of the Class A Common Stock will remain unchanged at $0.0001 per share. The new CUSIP number for the Class A Common Stock following the Reverse Stock Split will be 103197208.

As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Class A Common Stock underlying the Company’s outstanding equity awards and the number of shares issuable under the Company’s equity incentive plans and certain existing agreements, as well as the exercise, grant and acquisition prices of such equity awards, as applicable. In addition, proportionate adjustments will be made to the Company’s outstanding warrants, resulting in each warrant becoming exercisable for one eighth (1/8th) of a share of Class A Common Stock. Furthermore, proportionate adjustments will be made to the conversion factor at which the Company’s Series B and Series C Convertible Preferred Stock, each with a stated or liquidation value of $10 per share (the “Series B and C Preferred Stock”), may be converted to Class A Common Stock. The total number of shares of preferred stock of Boxlight authorized for issuance will remain at 50,000,000 shares.

No fractional shares will be issued in connection with the Reverse Stock Split. Fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

VStock Transfer, LLC is acting as transfer and exchange agent for the Reverse Stock Split. Registered shareholders who hold shares of Class A Common Stock are not required to take any action to receive post-Reverse Stock Split shares. Shareholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker’s particular processes, and will not be required to take any action in connection with the Reverse Stock Split.

Nevada State Filing.

The Company effected the Reverse Stock Split pursuant to the filing of the Certificate with the Secretary of State of the State of Nevada on July 13, 2023, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required.

Under Nevada law, because the Reverse Stock Split was approved by the Board of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effectuate a Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of the Common Stock are proportionally reduced as a result of the Reverse Stock Split; (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company; and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with such requirements.

Immediately after effecting the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of the Company’s Class A Common Stock will be substantially unaffected by the Reverse Stock Split.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On June 13, 2023, the Company issued a press release disclosing the Reverse Stock Split and the effects thereof. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Change, filed on June 13, 2023
99.1	Press Release, dated June 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2023

BOXLIGHT CORPORATION

By:	/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer